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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                January 26, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                         44114-3484
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(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7. EXHIBITS

(c) The following exhibits are being furnished herewith:

    Exhibit No.     Exhibit Description
    -----------     -------------------

       99.1         Financial Supplement of National City Corporation


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 26, 2004, National City Corporation ("National City") included on its Web site at www.NationalCity.com the December 31, 2003 Financial Supplement. The purpose of this Financial Supplement is to provide investors, analysts, and other interested parties with supplementary data for National City's financial results for the fourth quarter and fiscal year ended December 31, 2003.

Reference is made to the Financial Supplement, dated December 31, 2003, a copy of which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and the Financial Supplement, incorporated herein by reference, is being furnished, not filed, under Item 12 of this Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    National City Corporation
                                    ------------------------------------
                                               (Registrant)


Date: January 26, 2004              By: /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel